Exhibit 99.1

Fixed Income Investor Presentation First Quarter 2019 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com 949-864-8000 Ronald J. Nicolas, Jr. Sr. EVP & Chief Financial Officer rnicolas@ppbi.com 949-864-8000

The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (“PPBI”) including, without limitation, plans, strategies and goals, and statements about PPBI’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, stockholder value creation and the impact of PPBI’s acquisitions. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of PPBI. There can be no assurance that future developments affecting PPBI will be the same as those anticipated by management. PPBI cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which PPBI conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market and monetary fluctuations; the effect of acquisitions we may make, such as our recent acquisition of Grandpoint Capital Inc., including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; the effectiveness of our risk management framework and quantitative models; changes in the level of PPBI’s nonperforming assets and charge offs; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairment of securities held by us; the impact of current governmental efforts to restructure the U.S. financial regulatory system, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; changes in consumer spending, borrowing and savings habits; the effects of PPBI’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; our ability to attract deposits and other sources of liquidity; the possibility that we may reduce or discontinue the payments of dividends on our common stock; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national or global level; unanticipated regulatory or judicial proceedings; and PPBI’s ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2018 Annual Report on Form 10-K of Pacific Premier Bancorp, Inc. filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). Annualized, pro forma, projected and estimated numbers in this investor presentation are used for illustrative purposes only, are not forecasts and may not reflect actual results. PPBI undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. PRELIMINARY RESULTS AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2019 This presentation contains PPBI’s preliminary results as of and for the three months ended March 31, 2019. PPBI has not filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2019. As a result all financial results as of and for the three months ended March 31, 2019 described herein should be considered preliminary and are subject to change to reflect any changes resulting from the completion of normal quarter-end closing and review procedures. PPBI’s actual results may differ materially from these estimates due to the completion of financial closing procedures, final adjustments and other developments that may arise between the date of this presentation and the time PPBI files its Quarterly Report on Form 10-Q. NON-GAAP FINANCIAL MEASURES This presentation contains non-GAAP financial measures. For purposes of Regulation G promulgated by the SEC, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excluding amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, statement of financial condition or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented in this regard. GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, PPBI has provided reconciliations within this presentation, as necessary, of the non-GAAP financial measures to the most directly comparable GAAP financial measures. For more details on PPBI’s non-GAAP measures, refer to the Appendix in this presentation. Forward Looking Statements

Preliminary Term Sheet A rating is not a recommendation to buy, sell or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating General corporate purposes may include working capital, repurchasing shares of common stock, repaying indebtedness and redemption of outstanding securities, providing capital to support the organic growth of PPBI or funding the opportunistic acquisition of similar or complementary financial service organizations, financing investments and capital expenditures and for investments in PPBI as regulatory capital Consistent with regulatory requirements for Tier 2 capital Security Offered Holding company subordinated debt Special Redemption Upon certain special events Coupon Frequency Fixed rate for 5 years paid semi-annually; floating rate paid quarterly thereafter Covenants Issuer (Exchange: Ticker) Pacific Premier Bancorp, Inc. (NASDAQ: PPBI) Current Security Rating(1) BBB by Kroll Bond Rating Agency Offering Type SEC Registered Term 10-year Optional Redemption Non-call for 5 years. Callable on any interest payment date at par thereafter General corporate purposes(2) Use of Proceeds Keefe, Bruyette & Woods, A Stifel Company Sole Book-Running Manager D.A. Davidson & Co. and Sandler O’Neill + Partners, L.P. Co-Managers

Investor Presentation Corporate Overview

Source: S&P Global Market Intelligence. Market data as of April 26, 2019 Source: S&P Global Market Intelligence. 3-month average as of April 26, 2019 As of March 26, 2019 As of March 31, 2019 $11.6 Billion(4) Headquarters Irvine, CA # of Research Analysts 7 Analysts Focus Small- & Mid-Market Businesses Total Assets Dividend Yield 3.00%(1) Exchange / Listing NASDAQ: PPBI Market Capitalization $1.84 Billion(1) Average Daily Volume 401,062 Shares(2) Outstanding Shares 62,773,299(3) 42 Full-Service Branch Locations(4) Branch Network Corporate Overview

Key Credit Investor Highlights Strong Core Franchise One of the premier commercial bank franchises in the Western U.S. Benefits from strength and size of attractive Western U.S. and Southern California economies Well-positioned for solid organic growth and selective, franchise building acquisitions Comprehensive product offering for targeted small- & mid-market businesses Prudent Risk Management and Credit Culture Strong risk management culture with robust governance processes and experienced credit personnel Consistently excellent asset quality metrics and better than peer average credit losses and nonperforming loans Diversified loan portfolio with attractive risk-adjusted returns Track record of well-executed acquisitions and integrations Financial Performance High profitability with 1.26% ROAA and 7.71% ROAE 1.39% Operating ROAA* and 16.70% Operating ROATCE* Disciplined growth and expense management contributes to a strong 51.6% Efficiency Ratio* Top quartile margins (4.44% NIM and 4.24% Core NIM(1)) and stable funding costs (0.55% Cost of Total Deposits) for 4Q’18 Robust Capital and Liquidity Net capital generation of +60 bps to Tangible Common Equity Ratio* since 4Q’17 Robust current capital position with 17.15% Common Equity Ratio and 10.02% Tangible Common Equity Ratio* Stable core deposit funded portfolio comprised of long-term core customer relationships: 84% non-maturity deposits and 40% non-interest bearing deposits Robust interest coverage ratio in excess of 10.0x(2) Experienced Management Experienced management team with over 25 years of banking experience on average Deep in-market relationships drive client-focused business model Note: All metrics as of or for the year ending December 31, 2018 unless stated otherwise * Please refer to non-U.S. GAAP reconciliation in appendix Core net interest margin excludes accretion Excludes deposit interest expense

Premier banking franchise in the Western U.S. – well-positioned for further expansion 37 branches in Southern California and Central Coast California 3 branches in Arizona (Phoenix and Tucson) 1 branch in Las Vegas, Nevada 1 branch in Vancouver, Washington California Footprint Franchise Footprint Geographic Footprint

Strong Presence in Key Western Region Markets

PPBI Positioning

- Potential for expansion and scale
- Opportunities to further increase market share

Unemployment Rate (February 2019)

- Arizona: 5.1%; California: 4.2%; Nevada: 4.3%; Washington 4.5% vs. United States: 3.8%

Recent Economic Developments

- Los Angeles hosting the Summer 2028 Olympics
- Phoenix Biomedical Campus in downtown Phoenix totaling more than $3.5B in capital investment

Deposit Market Share (as of 6/30/2018)[1]

State	Rank	No. of Branches	Deposits ($MM)	Market Share (%)
California	6	39[2]	$7,591,145	3.78%
Arizona	5	3	544,375	2.74%
Washington	35	1	122,790	0.25%
Nevada	10	1	117,841	1.48%

Projected 2019-2024 Population Growth


5.9%
3.9%
6.9%
6.2%
United States: 3.6%
Arizona
California
Nevada
Washington

2019 Median Household Income


$59,084
$74,605
$59,826
$73,881
United States: $63,174
Arizona
California
Nevada
Washington

(1) Source: S&P Global Market Intelligence. Reflects ranking and market share for all banks with total assets less than or equal to $25B as of December 31, 2018 in each respective state. Sorted by deposits
(2) Two branches were consolidated during Q1 '19

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Enhanced Scarcity Value in Southern California

Listed below are banks and thrifts headquartered in Southern California with assets greater than $1.0B[(1)]

- PPBI is the 3rd largest publicly traded bank headquartered in Southern California

	Company Name	State	Ticker	Exchange	Total Assets ($MM)	Market Cap. ($MM)	Price to LTM Earnings (x)	Price to TBV (%)
1	PacWest Bancorp	CA	PACW	NASDAQ	26,324	4,670	10.6	216
2	CVB Financial Corp.	CA	CVBF	NASDAQ	11,305	3,026	16.6	258
3	Pacific Premier Bancorp, Inc.	CA	PPBI	NASDAQ	11,580	1,839	12.8	167
4	Banc of California, Inc.	CA	BANC	NYSE	9,887	735	33.7	109
5	Axos Financial, Inc.	CA	AX	NYSE	9,810	1,998	12.7	222
6	Farmers & Merchants Bank of Long Beach	CA	FMBL	OTCQB	7,375	1,067	12.3	102
7	Opus Bank	CA	OPB	NASDAQ	7,688	787	29.9	121
8	First Foundation Inc.	CA	FFWM	NASDAQ	6,001	629	14.0	134
9	American Business Bank	CA	AMBZ	OTC Pink	2,191	272	14.3	156
10	Pacific Mercantile Bancorp	CA	PMBC	NASDAQ	1,399	172	7.4	128
11	Provident Financial Holdings, Inc.	CA	PROV	NASDAQ	1,119	142	28.7	117
12	Malaga Financial Corporation	CA	MLGF	OTC Pink	1,117	166	11.1	122
	Median				**7,531**	**761**	**13.4**	**131**

Source: S&P Global Market Intelligence
Market data as of April 26, 2019. Financial data is as of the most recently reported quarter
(1) Defined as banks with shares listed on the NYSE, NASDAQ or OTC exchanges, excluding ethnically-focused banking institutions. Sorted by total assets

9

Enhanced Scarcity Value in the Western U.S.

Listed below are banks headquartered in the Western U.S. with assets between $5B and $25B [(1)]

- PPBI ranks 3rd when measured by total assets for banks headquartered in Southern California…
- …and 9th more broadly across the continental Western U.S.

	Company Name	State	Ticker	Exchange	Total Assets ($MM)	Market Cap. ($MM)	Price to LTM Earnings (x)	Price to TBV (%)
1	PacWest Bancorp	CA	PACW	NASDAQ	26,324	4,670	10.6	216
2	Western Alliance Bancorporation	AZ	WAL	NYSE	23,793	4,945	11.0	206
3	Washington Federal, Inc.	WA	WAFD	NASDAQ	16,435	2,683	13.3	158
4	First Interstate BancSystem, Inc.	MT	FIBK	NASDAQ	13,498	2,745	15.0	231
5	Columbia Banking System, Inc.	WA	COLB	NASDAQ	13,064	2,671	15.0	211
6	Glacier Bancorp, Inc.	MT	GBCI	NASDAQ	12,074	3,579	18.6	295
7	Banner Corporation	WA	BANR	NASDAQ	11,730	1,850	12.5	162
8	CVB Financial Corp.	CA	CVBF	NASDAQ	11,305	3,026	16.6	258
9	Pacific Premier Bancorp, Inc.	CA	PPBI	NASDAQ	11,580	1,839	12.8	167
10	Banc of California, Inc.	CA	BANC	NYSE	9,887	735	33.7	109
11	Axos Financial, Inc.	CA	AX	NYSE	9,810	1,998	12.7	222
12	Opus Bank	CA	OPB	NASDAQ	7,688	787	26.9	121
13	HomeStreet, Inc.	WA	HMST	NASDAQ	7,042	776	19.5	109
14	Westamerica Bancorporation	CA	WABC	NASDAQ	5,556	1,720	23.3	323
	Median				**11,655**	**2,334**	**15.0**	**209**

Source: S&P Global Market Intelligence
Market data as of April 26, 2019. Financial data is as of the most recently reported quarter
(1) Defined as banks headquartered in AZ, CA, ID, OR, MT, WA and WY with shares listed on the NYSE or NASDAQ exchanges, excluding ethnically-focused banking institutions. Sorted by total assets

10

Increase EPS and TBV by growing scale and operating leverage Expand our market presence through disciplined organic and acquisitive growth Target ROAA of 1.50% Target ROATCE of 17% - 18% Revenues of $5 - $250 million Emphasis on depository relationships Specialized products and services target attractive niches Complementary nationwide lines of business (franchise lending, homeowners’ association banking and SBA lending) Disciplined sales process utilizing our customized Salesforce technology Organic Growth Complementary geography / relationship focused / product expansion Attractive deposit profile with emphasis on non-maturity deposits Disciplined acquisition criteria: Accretive to EPS 1st full year < 3 years TBV dilution payback +15% IRR Acquisitive Growth Focus on small and middle market commercial businesses Target commercial banks and specialized lines of business Value Creation Strategy

Over the last 5 years, TBVPS has grown 13% compounded annually* Assets have grown 43% compounded annually since 2011 February 2011 Acquired Canyon National Bank (“CNB”) ($192MM assets) in FDIC-assisted deal April 2012 Acquired Palm Desert National Bank (“PONB”) ($103MM assets) in FDIC-assisted deal March 2013 and June 2013 Acquired First Associations Bank ($424MM assets) and San Diego Trust Bank ($211MM assets) January 2014 Acquired Infinity Franchise Holdings ($80MM assets), a specialty finance company January 2015 Acquired Independence Bank ($422MM assets) January 2016 Acquired Security California Bancorp ($715MM assets) PPBI acquisitions have consistently enhanced franchise value Total Assets TBV/Share* Acquisition Timeline April 2017 and November 2017 Acquired Heritage Oaks Bancorp ($2.0B assets) and Plaza Bancorp ($1.3B assets) July 2018 Acquired Grandpoint Capital, Inc. ($3.1B assets) Note: All dollars in millions * Tangible book value per share is a non-GAAP financial measures derived from U.S. GAAP-based amounts. Please refer to non-U.S. GAAP reconciliation in appendix for additional details Acquisition History $961 $1,174 $1,714 $2,038 $2,790 $4,036 $8,025 $8,087 $8,158 $11,504 $11,487 $8.00 $10.50 $13.00 $15.50 $18.00 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 2011 2012 2013 2014 2015 2016 2017 1Q'18 2Q'18 3Q'18 4Q'18 Non-Acquired Acquired TBV/Share

PPBI’s management team operates Pacific Premier Bank in a disciplined and dynamic fashion Our business model is always evolving, transforming, and improving Ongoing investments in technology and people Continuously strengthening our leadership team Continue to Evolve and Strive for Superior Performance Operational Integrity Leads to Strong Internal Controls and Risk Management PPBI’s operating environment and culture have been built over the years to be scalable Disciplined credit underwriting culture remains a fundamental underpinning Controls over ERM, DFAST, Compliance, BSA/AML and CRA are implemented ahead of our growth Keen Focus on Creating Maximum Stockholder Value Management consistently communicates and executes on its strategic plan Our Board regularly evaluates capital management, strategic direction and the alternatives to maximize stockholder value Focused on increasing earnings per share and building TBVPS through disciplined, profitable growth strategies and improving efficiencies Our goal is to create a fundamentally sound franchise with strong earnings and risk management High Performing Culture & Strong Internal Controls

Proven track record of executing on acquisitions and organic growth Well-positioned to evaluate attractive acquisition opportunities Continue to drive economies of scale and operating leverage Strong profitability and internal capital generation supports return of capital to stockholders, and continued organic and acquisitive growth Ability to integrate business lines that generate attractive risk-adjusted returns Scarcity value in Southern California and the Western U.S. Building Long-term Franchise Value Key Investment Highlights

Investor Presentation Financial Highlights

Net income of $38.7 million, which included $0.7 million in merger-related expense Operating net income of $39.2 million or $0.62 per diluted share(1) ROAA of 1.34% and ROAE of 7.78% Operating ROAA of 1.36%(1) and Operating ROATCE of 15.62%(1) Efficiency ratio of 49.3%(1) Net interest margin of 4.37%; core net interest margin of 4.21%(2) New loan commitments of $550 million, 5.67% weighted average rate Nonperforming assets as a percent of total assets of 0.11% Delinquencies as a percent of total loans held for investment of 0.18% Total deposits of $8.7 billion, an increase of $57 million, or 1%, from 4Q’18 Noninterest-bearing deposits represent 39% of total deposits Non-maturity deposits equal 82% of total deposits Cost of deposits of 0.63%, an 8 basis point increase from 4Q’18 Book value per share of $31.97, compared to $31.52 as of 12/31/2018 Tangible book value per share of $17.56, compared to $16.97 as of 12/31/2018(1) Common equity ratio of 17.33%, compared to 17.15% as of 12/31/2018 Tangible common equity ratio of 10.32%, compared to 10.02% as of 12/31/2018(1) Declared a quarterly cash dividend of $0.22 per share, payable in 2Q’19 Highlights – 1Q’19 Strong financial returns while executing on a number of strategic projects Please refer to non-U.S. GAAP reconciliation in appendix Core net interest margin excludes accretion Earnings Loans and Asset Quality Deposits Capital 1Q'19 Dollars in billions Highlights Total assets 11.6 $ Loans held for investment 8.9 Total deposits 8.7 Total stockholders' equity 2.0 Tangible common equity ratio (1) 10.32 % Tier 1 leverage ratio 10.69 Common equity tier 1 / RWA 11.08 Tier 1 capital / RWA 11.32 Total capital / RWA 12.58

Total Revenue Net Income and Earnings Per Share Strong Earnings Performance Well positioned for continued earnings growth (1) (1) Note: All dollars in millions Please refer to non-U.S. GAAP reconciliation in appendix Consistent financial and operational performance highlighted by realized efficiencies and profitable growth $72.6 $106.3 $153.1 $247.5 $392.7 $14.4 $14.4 $19.6 $31.1 $31.0 $87.0 $120.7 $172.7 $278.6 $423.7 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 2014 2015 2016 2017 2018 Net Interest Income Total Noninterest Income $17 $26 $40 $60 $123 $18 $29 $43 $79 $136 $0.96 $1.19 $1.46 $1.56 $2.26 $1.04 $1.34 $1.58 $2.05 $2.50 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 2014 2015 2016 2017 2018 Earnings per Share ($) Net Income ($MM) Reported Net Income Operating Net Income Reported Diluted EPS Operating Diluted EPS

Please refer to non-U.S. GAAP reconciliation in appendix Profitability Metrics Return on Assets(1) (%) Return on Equity(1) (%) Net Interest Margin (%) Efficiency Ratio(1) (%) 8.76% 9.31% 9.30% 6.75% 7.71% 11.73% 13.62% 13.87% 15.49% 16.70% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 18.00% 2014 2015 2016 2017 2018 ROAE (%) Operating ROATCE (%) 61.3% 55.9% 53.6% 50.9% 51.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 2014 2015 2016 2017 2018 4.21% 4.25% 4.48% 4.43% 4.44% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2014 2015 2016 2017 2018 0.91% 0.97% 1.11% 0.99% 1.26% 0.98% 1.10% 1.20% 1.30% 1.39% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2014 2015 2016 2017 2018 ROAA (%) Operating ROAA (%)

Strong asset yields and low cost deposits - NIM ranks in the top quartile industry wide Core loan yields and core net interest margin exclude accretion 50% higher net interest income from 4Q17 to 4Q18 Grandpoint Acquisition Grandpoint Acquisition (1) (1) Net Interest Margin Loan Portfolio Reported Yields, Core Yields, and Total Deposit Costs Net Interest Margin 5.48% 5.47% 5.49% 5.46% 5.63% 5.16% 5.23% 5.37% 5.25% 5.34% 0.32% 0.39% 0.50% 0.54% 0.55% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 4.00% 4.40% 4.80% 5.20% 5.60% 6.00% 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 Cost of Deposits Loan Yields Portfolio Reported Loan Yields Portfolio Core Loan Yields Cost of Total Deposits 4.56% 4.50% 4.41% 4.38% 4.49% 4.26% 4.26% 4.29% 4.19% 4.24% 3.00% 3.40% 3.80% 4.20% 4.60% 5.00% 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 Net Interest Margin Core Net Interest Margin

Current Capital Position Common Equity Ratios(1) (%) Tier 1 Leverage Ratio (%) Tier 1 Risk-Based Ratio (%) Total Risk-Based Ratio (%) Note: Well capitalized levels as determined by federal regulations Please refer to non-U.S. GAAP reconciliation in appendix Well Capitalized: 6.00% Well Capitalized: 10.00% Well Capitalized: 5.00% 10.30% 10.28% 10.41% 10.78% 11.13% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2014 2015 2016 2017 2018 14.46% 13.43% 12.72% 12.46% 12.39% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2014 2015 2016 2017 2018 9.79% 10.72% 11.39% 15.48% 17.15% 8.51% 8.82% 8.86% 9.42% 10.02% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 2014 2015 2016 2017 2018 Common Equity Ratio (%) Tangible Common Equity Ratio (%) 9.18% 9.52% 9.78% 10.61% 10.38% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2014 2015 2016 2017 2018

Pro Forma Capital Ratios Pro Forma Impact Pro forma bars represent PPBI’s capital ratio’s pro forma for $100 million in subordinated debt raised as of December 31, 2018 Note: Net cash proceeds of $98.5 million (after underwriting discounts) is assumed to carry a 0% risk-weighting * Please refer to non-U.S. GAAP reconciliation for actual results in appendix 10.02% 10.38% 10.88% 11.13% 12.39% 9.93% 10.28% 10.88% 11.13% 13.39% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Tangible Common Equity Ratio* Tier 1 Leverage Ratio Common Equity Tier 1 Risk-Based Ratio Tier 1 Risk-Based Ratio Total Risk-Based Ratio Standalone Pro Forma

High quality and well-diversified commercial loan portfolio Loan Portfolio As of December 31, 2018 Loans Weighted Average Average Loan (dollars in thousands) Outstanding Interest Rate Balance Business Loans Commercial & Industrial $ 1,364,423 5.83% $ 337 Franchise 765,416 5.40 983 Commercial owner occupied 1,679,122 4.94 1,052 SBA 193,882 7.17 283 Agribusiness 138,519 5.46 1,126 Total Business Loans 4,141,362 5.44 573 Real Estate Loans Commercial non-owner occupied 2,003,174 4.67 1,634 Multi-family 1,535,289 4.33 1,658 One-to-four family 356,264 5.01 276 Construction 523,643 6.74 2,267 Farmland 150,502 4.80 1,618 Land 46,628 5.61 648 Total Real Estate Loans 4,615,500 4.83 1,202 Consumer loans 89,424 5.60 37 Gross Loans Held for Investment $ 8,846,286 5.13% $ 657 Nonperforming Loans as a % of LHFI 0.05% Commercial & Industrial 15.4% Franchise 8.7% Commercial owner occupied 19.0% SBA 2.2% Agribusiness 1.6% Commercial non - owner occupied 22.6% Multi - family 17.4% One - to - four family 4.0% Construction 5.9% Farmland 1.7% Land 0.5% Consumer loans 1.0%

Loan Portfolio, Continued Distribution of C&I Portfolio by Industry (1) CRE Property Type as a Percent of Total CRE Construction Loans by Project Type Distribution of Franchise Concept Wtd Avg LTV Wtd Avg DSCR 57% 1.65 53% 1.66 45% 1.90 51% 2.10 48% 1.95 40% 2.74 Wtd Avg LTV 55% 54% 33% Other category includes 24 different concepts, none of which represents more than 4% Distribution by North American Industry Classification System (NAICS); includes C&I, Owner Occupied CRE, SBA and Agribusiness loans. Excludes Franchise loans 11% 10% 9% 9% 9% 9% 8% 7% 7% 6% 15% Manufacturing Construction Other Services (Except Public Administration) Real Estate, and Rental and Leasing Health Care and Social Assistance Retail Trade Accomodation and Food Services Finance and Insurance Professional, Scientific, and Technical Services Wholesale Trade All Other 11% 8% 11% 13% 16% 41% 0% 10% 20% 30% 40% 50% Other Industrial Hospitality Retail Office Multifamily 20% 15% 14% 8% 4% 39% Burger King Dunkin Donuts Sonic Drive-In KFC Zaxby's Real Chicken Other 14% 28% 58% 0% 20% 40% 60% 80% Multifamily Commercial SFR

Grandpoint Acquisition 7/1/2018 Note: All dollars in millions Prudent loan portfolio growth with increasing yields and pricing discipline Loan Portfolio Trends Loan Portfolio and Weighted Average Rates (WAR) $6,199 $6,245 $6,281 $8,768 $8,846 5.00% 5.27% 5.35% 5.21% 5.35% 4.95% 5.04% 5.12% 5.08% 5.13% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 Business Loans Real Estate Loans Other Loans Originations - WAR Portfolio - WAR

Managed Growth Decreased CRE as a Percent of Total Capital Experience in managing CRE concentrations in excess of 300% CRE concentrations are well-managed across the organization, and are semi-annually stress tested Annualized Net Charge-Offs(1) Commercial Real Estate 0.10% Multi-family 0.05% (1) January 1, 2009 – December 31, 2018 CRE to Capital Concentration Ratio 627% 499% 415% 372% 310% 349% 316% 336% 362% 352% 365% 376% 389% 340% 336% 287% 287% 275% 356% 341% 0% 100% 200% 300% 400% 500% 600% 700% 2008 2009 2010 2011 2012 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 Grandpoint Acquisition

Nonperforming Assets to Total Assets Comparison CNB Acquisition 2/11/11 PDNB Acquisition 4/27/12 PPBI has a long running history of outperforming peers on asset quality Loan delinquencies to loans held for investment of 0.15% as of 12/31/2018 Nonperforming assets to total assets of 0.04% at 12/31/2018 Credit Risk Management * California peer group consists of all insured California institutions, from S&P Global Market Intelligence 1.04 1.70 1.58 1.66 1.36 0.48 0.58 0.40 3.26 1.62 1.31 0.76 0.55 1.67 1.08 0.38 0.33 0.21 0.15 0.20 0.20 0.14 0.12 0.12 0.21 0.19 0.18 0.18 0.17 0.13 0.17 0.04 0.02 0.01 0.01 0.04 0.11 0.08 0.07 0.04 2.93 3.62 3.96 4.11 4.26 4.30 4.24 4.39 4.23 4.29 4.06 4.04 3.77 3.48 3.39 3.21 2.96 1.56 1.24 1.10 1.18 1.05 0.91 0.80 0.74 0.69 0.59 0.58 0.74 0.53 0.48 0.50 0.49 0.46 0.44 0.42 0.41 0.42 0.41 0.36 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 1Q '09 2Q '09 3Q '09 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 1Q '11 2Q '11 3Q '11 4Q '11 1Q '12 2Q '12 3Q '12 4Q '12 1Q '13 2Q '13 3Q '13 4Q '13 1Q '14 2Q '14 3Q '14 4Q '14 1Q '15 2Q '15 3Q '15 4Q '15 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 PPBI Peers *

Asset Quality Measures Total Delinquent Loans to Loans Held for Investment Net Charge-Offs to Average Loans Nonperforming Loans to Loans Held for Investment ALLL to Loans Held for Investment Note: 49% of loans held for investment include a fair value net discount of $61.0 million Highly disciplined credit risk management, proactive loss mitigation strategies 0.05% 0.06% 0.17% 0.02% 0.01% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2014 2015 2016 2017 2018 0.75% 0.77% 0.66% 0.47% 0.41% 0.87% 0.92% 0.75% 0.94% 1.10% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2014 2015 2016 2017 2018 ALLL to LHFI ALLL + Discount on Acquired Loans to LHFI 0.01% 0.12% 0.03% 0.16% 0.15% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2014 2015 2016 2017 2018 0.09% 0.18% 0.04% 0.05% 0.05% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2014 2015 2016 2017 2018

84% non-maturity deposits with 40% in non-interest bearing reflects our client relationship based business model Attractive Deposit Portfolio 4Q'18 As of Cost of (dollars in thousands) December 31, 2018 Deposits Deposits Noninterest-bearing Checking $3,495,737 N/A Interest-bearing Checking 526,088 0.35 % Money Market and Savings 3,225,849 0.76 Total Non-maturity Deposits 7,247,674 0.36 Retail certificates of deposit 1,009,066 1.49 Wholesale brokered certificates of deposit 401,611 2.10 Total Certificates of Deposit 1,410,677 1.62 Total Deposits 8,658,351 $ 0.55 % Noninterest - bearing Checking 40% Interest - bearing Checking 6% Money Market and Savings 38% Certificates of Deposit 17%

PPBI’s focus on core relationships has resulted in a low-cost, high value deposit base Stable cost of deposits over the last 3 quarters Note: All dollars in millions Deposit Cost Trends Total Deposits and Weighted Average Cost at Quarter End $6,086 $6,192 $6,308 $8,502 $8,658 0.32% 0.39% 0.50% 0.54% 0.55% 0.22% 0.27% 0.33% 0.37% 0.36% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 Non-maturity Deposits Certificates of Deposits Total Deposit Cost Non-maturity Cost $6,086 $6,192 $6,308 $8,502 $8,658 0.32% 0.39% 0.50% 0.54% 0.55% 0.22% 0.27% 0.33% 0.37% 0.36% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 Non-maturity Deposits Certificates of Deposits Total Deposit Cost Non-maturity Cost

High-quality and well-diversified securities portfolio Securities Portfolio 4Q'18 As of December 31, 2018 Weighted Average (dollars in thousands) Fair Value Yield Investment Securities Available-for-Sale U.S. Treasury 60,912 $ 2.92 % Agency 130,070 3.00 Corporate Debt 103,543 4.58 Municipal Bonds 238,630 2.42 Collateralized Mortgage Obligation: Residential 24,338 2.56 Mortgage-backed Securities: Residential 545,729 2.56 Total Investment Securities Available-for-Sale 1,103,222 2.79 Investment Securities Held-to-Maturity Mortgage-backed Securities: Residential 42,843 3.25 Other 1,829 0.97 Total Investment Securities Held-to-Maturity 44,672 3.15 Total Investment Securities 1,147,894 $ 2.80 % U.S. Treasury 5% Agency 11% Corporate Debt 9% Municipal Bonds 21% Collateralized Mortgage Obligation: Residential 2% Mortgage - backed Securities: Residential 48% Mortgage - backed Securities: Residential 4% Other 0.2%

Investor Presentation Appendix Material

Kroll Rating as of April 24, 2019 PPBI’s Kroll ratings reflect an overall strong credit profile Source: Kroll Bond Rating Agency Kroll Ratings Scale: https://www.krollbondratings.com/ratings/methodologies/rating-scales Entity Type Rating (1) Outlook Pacific Premier Bancorp, Inc. Senior Unsecured Debt BBB+ Stable Subordinated Debt BBB Stable Short-Term Debt K2 N/A Pacific Premier Bank Deposit A- Stable Senior Unsecured Debt A- Stable Subordinated Debt BBB+ Stable Short-Term Deposit K2 N/A Short-Term Debt K2 N/A

Consolidated Annual Financial Highlights

	For the Years Ended December 31,				
	2014	2015	2016	2017	2018
Summary Balance Sheet					
Total assets	$2,037,731	$2,789,599	$4,036,311	$8,024,501	$11,487,387
Loans held for investment	1,628,622	2,254,315	3,241,613	6,196,224	8,836,818
Total deposits	1,630,826	2,195,123	3,145,581	6,085,886	8,658,351
Loans held for investment / total deposits	99.9%	102.7%	103.1%	101.8%	102.1%
Summary Income Statement					
Total revenue	$87,012	$120,687	$172,677	$278,616	$423,738
Total noninterest expense	54,938	73,332	98,063	167,958	249,905
Provision for credit losses	4,739	6,631	9,296	8,432	8,253
Net income	16,616	25,515	40,103	60,100	123,340
Diluted EPS	$0.96	$1.19	$1.46	$1.56	$2.26
Performance Ratios					
Return on average assets	0.91%	0.97%	1.11%	0.99%	1.26%
Return on average equity	8.76	9.31	9.30	6.75	7.71
Efficiency ratio[1]	61.3	55.9	53.6	50.9	51.6
Net interest margin	4.21	4.25	4.48	4.43	4.44
Asset Quality					
Delinquent Loans to Loans Held for Investment	0.01%	0.12%	0.03%	0.16%	0.15%
Nonperforming Loans to Loans Held for Investment	0.09	0.18	0.04	0.05	0.05
Allowance for Loan Losses to Loans Held for Investment	0.75	0.77	0.66	0.47	0.41
Nonperforming Assets to Total Assets[2]	0.12	0.18	0.04	0.04	0.04
Classified Assets to Total Risk-Based Capital[3]	6.56	6.29	3.01	5.71	4.98
Classified Assets to Total Assets[3]	0.81	0.75	0.33	0.61	0.54
Capital Ratios					
Tier 1 Leverage Ratio	9.18	9.52	9.78	10.61	10.38
Common Equity Tier 1 Risk-Based Ratio	N/A	9.91	10.12	10.48	10.88
Tier 1 Risk-Based Ratio	10.30	10.28	10.41	10.78	11.13
Total Risk-Based Ratio	14.46	13.43	12.72	12.46	12.39

Note: All dollars in thousands, except per share data

(1) Please refer to non-U.S. GAAP reconciliation in appendix

(2) Nonperforming assets excludes nonperforming investment securities

(3) Classified assets includes substandard loans, doubtful, substandard investment securities, and OREO

33

Historical Interest Coverage

	For the Years Ended December 31,					
	2014	2015	2016	2017	2018	2018 Pro Forma
Investment in subsidiaries	$247,979	$363,442	$514,963	$1,330,681	$2,068,952	$2,167,452
Consolidated equity	199,592	298,980	459,740	1,241,996	1,969,697	1,969,697
Double leverage ratio	124%	122%	112%	107%	105%	110%
Interest Coverage						
Earnings:						
Income from continuing operations before taxes	$27,335	$40,724	$65,318	$102,226	$165,580	$160,705
(+) FHLB and other borrowings interest	1,124	1,490	1,295	4,411	11,343	11,343
(+) Existing subordinated debentures interest	1,543	3,937	3,844	4,721	6,716	6,716
(+) Subordinate debentures interest attributable to $100MM raise[1]	-	-	-	-	-	4,875
Earnings (excluding deposit interest expense)	$30,002	$46,151	$70,457	$111,358	$183,639	$183,639 A
(+) Interest on deposits	5,037	6,630	8,391	13,371	37,653	37,653
Earnings (including deposit interest expense)	35,039	52,781	78,848	124,729	221,292	221,292 B
Interest Expense:						
FHLB and other borrowings interest	$1,124	$1,490	$1,295	$4,411	$11,343	$11,343
Existing subordinated debentures interest	1,543	3,937	3,844	4,721	6,716	6,716
Subordinate debentures interest attributable to $100MM raise[1]	-	-	-	-	-	4,875
Interest expense, excluding interest on deposits	2,667	5,427	5,139	9,132	18,059	22,934 C
Interest on deposits	5,037	6,630	8,391	13,371	37,653	37,653
Interest expense, including interest on deposits	7,704	12,057	13,530	22,503	55,712	60,587 D
Interest coverage (excluding deposit interest expense) - A / C	**11.2x**	**8.5x**	**13.7x**	**12.2x**	**10.2x**	**8.0x**
Interest coverage (including deposit interest expense) - B / D	**4.5x**	**4.4x**	**5.8x**	**5.5x**	**4.0x**	**3.7x**

Note I: All dollars in thousands
Note II: Net cash proceeds of $98.5 million (after underwriting discounts) are invested in the bank for illustrative purposes only
(1) Interest rate of 4.875% for illustrative purposes only

34

Non-U.S. GAAP Financial Measures

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

	For the Years Ended December 31,						
	2011	2012	2013	2014	2015	2016	2017
Total stockholders' equity	$86,777	$134,517	$175,226	$199,592	$298,980	$459,740	$1,241,996
Less: Intangible assets	(2,069)	(2,626)	(24,056)	(28,564)	(58,002)	(111,941)	(536,343)
Tangible common equity	**$84,708**	**$131,891**	**$151,170**	**$171,028**	**$240,978**	**$347,799**	**$705,653**
Total assets	$961,128	$1,173,792	$1,714,187	$2,037,731	$2,789,599	$4,036,311	$8,024,501
Less: Intangible assets	(2,069)	(2,626)	(24,056)	(28,564)	(58,002)	(111,670)	(536,343)
Tangible assets	**$959,059**	**$1,171,166**	**$1,690,131**	**$2,009,167**	**$2,731,597**	**$3,924,641**	**$7,488,158**
Common Equity ratio	9.03%	11.46%	10.22%	9.79%	10.72%	11.39%	15.48%
Less: Intangible equity ratio	(0.20%)	(0.20%)	(1.28%)	(1.28%)	(1.90%)	(2.53%)	(6.06%)
Tangible common equity ratio	**8.83%**	**11.26%**	**8.94%**	**8.51%**	**8.82%**	**8.86%**	**9.42%**
Basic shares outstanding	10,337,626	13,661,648	16,656,279	16,903,884	21,570,746	27,798,283	46,245,050
Book value per share	$8.39	$9.85	$10.52	$11.81	$13.86	$16.54	$26.86
Less: Intangible book value per share	(0.20)	(0.19)	(1.44)	(1.69)	(2.69)	(4.03)	(11.60)
Tangible book value per share	**$8.19**	**$9.65**	**$9.08**	**$10.12**	**$11.17**	**$12.51**	**$15.26**

Note: All dollars in thousands, except per share data

35

Non-U.S. GAAP Financial Measures, Continued

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

	For the Quarters,				
	1Q'18	2Q'18	3Q'18	4Q'18	1Q'19
Total stockholders' equity	$1,261,908	$1,288,525	$1,916,377	$1,969,697	$2,007,064
Less: Intangible assets	(534,525)	(532,610)	(913,079)	(909,282)	(904,846)
Tangible common equity	**$727,383**	**$755,915**	**$1,003,298**	**$1,060,415**	**$1,102,218**
Total assets	$8,086,816	$8,158,131	$11,503,881	$11,487,387	$11,580,495
Less: Intangible assets	(534,525)	(532,610)	(913,079)	(909,282)	(904,846)
Tangible assets	**$7,552,291**	**$7,625,521**	**$10,590,802**	**$10,578,105**	**$10,675,649**
Common Equity ratio	15.60%	15.79%	16.66%	17.15%	17.33%
Less: Intangible equity ratio	(5.97%)	(5.88%)	(7.19%)	(7.13%)	(7.01%)
Tangible common equity ratio	**9.63%**	**9.91%**	**9.47%**	**10.02%**	**10.32%**
Basic shares outstanding	46,527,566	46,629,118	62,472,721	62,480,755	62,773,299
Book value per share	$27.12	$27.63	$30.68	$31.52	$31.97
Less: Intangible book value per share	(11.49)	(11.42)	(14.62)	(14.55)	(14.41)
Tangible book value per share	**$15.63**	**$16.21**	**$16.06**	**$16.97**	**$17.56**

Note: All dollars in thousands, except per share data

36

Non-U.S. GAAP Financial Measures, Continued

For the periods presented below, operating net income and operating diluted earnings per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate these figures by excluding merger related expenses and DTA revaluations in the period results. Management believes that the exclusion of such items from these financial measures provides useful information to an understanding of the operating results of our core business. For the quarter period presented below, adjusted net income for return on average tangible common equity and average tangible common equity are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate return on average tangible common equity by adjusting net income for the effect of CDI amortization and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We calculate adjusted return on average tangible common equity by adjusting net income for the effect of CDI amortization and merger related expense and exclude the average CDI and average goodwill from the average stockholders' equity during the period. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. A reconciliation of the non-U.S. GAAP measures of return on average tangible common equity and adjusted return on average tangible common equity to the U.S. GAAP measure of return on common stockholders' equity is set forth below.

	For the Years Ended December 31,					
	2014	2015	2016	2017	2018	1Q'19
Net Income	$16,616	$25,515	$40,103	$60,100	$123,340	$38,718
Add: DTA revaluation	-	-	-	5,633	-	-
Add: Merger-related expense	1,490	4,799	4,388	21,002	18,454	655
Less: Merger-related expense tax adjustment	(143)	(1,546)	(1,182)	(7,766)	(5,359)	(190)
Operating net income	**$17,963**	**$28,768**	**$43,309**	**$78,969**	**$136,435**	**$39,183**
Less: Net income allocated to participating securities	-	-	-	-	-	(347)
Operating net income for earnings per share[1]	**$17,963**	**$28,768**	**$43,309**	**$78,969**	**$136,435**	**$38,836**
Weighted average shares outstanding - diluted	17,343,977	21,488,698	27,439,159	38,511,261	54,613,057	62,285,783
Diluted earnings per share	**$1.04**	**$1.34**	**$1.58**	**$2.05**	**$2.50**	**$0.62**
Average assets	$1,827,551	$2,621,545	$3,601,411	$6,094,883	$9,794,917	$11,563,529
Operating return on average assets	**0.98%**	**1.10%**	**1.20%**	**1.30%**	**1.39%**	**1.36%**
Operating net income	$17,963	$28,768	$43,309	$78,969	$136,435	$39,183
Add: CDI amortization	1,014	1,350	2,039	6,144	13,594	4,436
Less: CDI amortization expense tax adjustment	(97)	(435)	(549)	(2,272)	(3,948)	(1,288)
Operating net income for return on average tangible common equity	**$18,880**	**$29,683**	**$44,799**	**$82,841**	**$146,081**	**$42,331**
Average stockholders' equity	$189,659	$274,002	$431,016	$890,856	$1,599,886	$1,991,861
Less: Average core deposit intangible	6,156	7,984	10,219	30,270	73,683	98,984
Less: Average goodwill	22,508	48,058	97,738	325,859	651,550	808,726
Average tangible common equity	**$160,995**	**$217,960**	**$323,059**	**$534,727**	**$874,653**	**$1,084,151**
Operating return on average tangible common equity	**11.73%**	**13.62%**	**13.87%**	**15.49%**	**16.70%**	**15.62%**

Note: All dollars in thousands, except per share data
(1) EPS presented using the two-class method beginning Q1 2019

37

Non-U.S. GAAP Financial Measures, Continued

For the periods presented below, adjusted noninterest expense and adjusted revenue are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. Efficiency ratio is a non-GAAP measure that represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and merger related and litigation expenses, to the sum of net interest income before provision for loan losses and total noninterest income less gain (loss) on sale of securities, gain (loss) on sale of other real estate owned, other-than-temporary impairment recovery (loss) on investment securities, and gain on acquisitions. Management believes that the exclusion of such items from these financial measures provides useful information to an understanding of the operating results of our core business. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of efficiency ratio to the U.S. GAAP measure of efficiency ratio is set forth below.

	For the Years Ended December 31,					
	2014	2015	2016	2017	2018	1Q'19
Total noninterest expense	$54,993	$73,538	$98,583	$167,750	$249,905	$63,577
Less: core deposit intangible amortization	75	1,350	2,039	6,144	13,594	4,436
Less: merger-related expense	1,014	4,799	4,388	21,002	18,454	655
Less: other real estate owned operations, net	1,490	121	385	72	4	3
Noninterest expense, adjusted	**$52,414**	**$67,268**	**$91,771**	**$140,532**	**$217,853**	**$58,483**
Net interest income	$73,635	$106,299	$153,075	$247,502	$392,711	$111,406
Add: total noninterest income (loss)	13,377	14,388	19,602	31,114	31,027	7,681
Less: net gain (loss) from investment securities	1,547	290	1,797	2,737	1,399	427
Less: other-than-temporary impairment - securities	(29)	-	(205)	1	4	-
Less: net gain (loss) from other real estate owned	-	-	-	46	281	-
Revenue, adjusted	**$85,494**	**$120,397**	**$171,085**	**$275,832**	**$422,054**	**$118,660**
Efficiency Ratio	**61.3%**	**55.9%**	**53.6%**	**50.9%**	**51.6%**	**49.3%**

Note: All dollars in thousands

38